SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                     July 24, 2001

SYS
(Exact Name of Registrant as Specified in Charter)

California                                                     000-04169                                95-2467354
(State or Other Jurisdiction                        (Commission                               (IRS Employer
of Incorporation)                                          File Number)                              Identification Number)

9620 Chesapeake Drive, Suite 201, San Diego, CA 92123
(Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:  (858) 715-5500

                                                    (none)
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Event

    On July 19, 2001, the Company informed Ms. Donna L. Grant and Mr. Arnold G. Pearce, the sole shareholders of Paragon Systems, Inc. (Paragon), that the Company was terminating all negotiations and the Letter of Intent to acquire Paragon. This actions follows the Company's completion of its due diligence and negotiations that spanned over seven months. The Company initially entered into a Letter of Intent with Paragon and its two shareholders as noted in the Company's Form 8-K filed on December 22, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                                                                                      SYS
                                                                                                 (Registrant)

Date: July 24, 2001                                              By:/s/ Michael W. Fink
                                                                                  Michael W. Fink, Secretary